UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 24, 2006
APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

OHIO	1-2299	34-0117420

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification No.)

One Applied Plaza, Cleveland, Ohio		44115

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (216) 426-4000.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On October 24, 2006, the registrant issued an earnings release related to its first quarter ended September 30, 2006 and the text of that announcement is attached hereto as Exhibit 99.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits.

Exhibit 99 — Earnings release of Applied Industrial Technologies, Inc. dated October 24, 2006.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Registrant)

By:	/s/ Fred D. Bauer
Fred D. Bauer
Vice President-General Counsel & Secretary

Date: October 24, 2006

EXHIBIT INDEX

Exhibit No.	Description
99	Earnings release of Applied Industrial Technologies, Inc. dated October 24, 2006.